UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2017

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 E. Woodfield Road, Suite 205 S Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

(855) 995-7367
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported by Quadrant 4 System Corporation (the “Company”) in its Current Report on Form 8-K dated July 5, 2017, on June 29, 2017 (the “Petition Date”), the Company filed a voluntary petition for relief commencing a case under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the “Bankruptcy Code”), designated as Case Number 17-19689 (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”).  Since that time, the Company has operated as debtor-in-possession under the Bankruptcy Code.

As also previously reported in its Current Report on Form 8-K dated July 13, 2017, the Company filed with the Bankruptcy Court a motion to, among other things, approve the sale of substantially all of the Company’s assets pertaining to five (5) of its business units commonly referred to as: (a) the U.S. Solutions Business; (b) the Hybrid Solutions Business; (c) the Legacy Staffing Business; (d) the QEDU Education Platform; and (e) the India Solutions Business, pursuant to Section 363 of the Bankruptcy Code.  The Bankruptcy Court approved the motion and the Sale Notice on July 11, 2017 thereby instituting a bidding and sale process (the “Bidding Procedures Order”).  The Company, with the assistance of its restructuring consulting firm and its investment bank, subsequently solicited and obtained higher and better qualifying bids for its assets than those offered in the “stalking horse bids” described in those filings, pursuant to the requirements of the Bidding Procedures Order.

On August 14, 2017, the Company conducted an auction of its assets pursuant to the Bidding Procedures Order, in an auction proceeding that extended over 13 hours and which was attended by approximately 40 individuals, including representatives of all of the qualified bidders.  As a result of robust bidding that took place at the auction, the Company announced the highest and best offers at the conclusion of the auction that were selected for each of the five (5) business units and would be presented to the Bankruptcy Court as the winning bids at the upcoming sale hearing. In connection therewith, the Company signed agreements with highest and best qualified bidders announced at the auction for (i) the sale of the U.S. Solutions Business; the Hybrid Solutions Business; and the India Solutions Business (collectively, the “Solutions Business”) pursuant to an Asset Purchase Agreement, dated as of August 15, 2017 (the “Solutions Business Purchase Agreement”), by and between the Company and Aspire Systems Consulting, Inc. (“Aspire”), whereby Aspire agreed to purchase the Solutions Business, subject to the terms and conditions of the Solutions Business Purchase Agreement, for a purchase price of $9,790,000; (ii) the sale of the Legacy Staffing Business pursuant to an Asset Purchase Agreement, dated as of August 16, 2017 (the “Staffing Business Purchase Agreement”), by and between the Company and Intellyk, Inc. (“Intellyk”), whereby Intellyk agreed to purchase the Staffing Business, subject to the terms and conditions of the Staffing Business Purchase Agreement, for a purchase price of $3,470,000; and (iii) the sale of the QEDU Education Platform pursuant to an Asset Purchase Agreement, dated as of June 28, 2017 (the “Education Business Purchase Agreement”), by and between the Company and First Tek, Inc. (“First Tek”), whereby First Tek agreed to purchase the Education Business, subject to the terms and conditions of the Education Business Purchase Agreement, for a purchase price of $700,000.  Pursuant to the Bidding Procedures Order, each of these agreements was non-binding pending approval of the Bankruptcy Court.

On August 18, 2017, the Bankruptcy Court entered orders authorizing (i) the sale of the Solutions Business pursuant to the Solutions Business Purchase Agreement; (ii) the sale of the Legacy Staffing Business pursuant to the Staffing Business Purchase Agreement; and (iii) the sale of the QEDU Education Platform pursuant to the Education Business Purchase Agreement.  The sale of the Solutions Business and the sale of the Legacy Staffing Business closed on August 18, 2017.  The Company expects to close upon the sale of the QEDU Education Platform on August 25, 2017.

The aggregate gross proceeds of the sales of the Solutions Business and the Staffing Business were $13,260,000.  Those proceeds were applied in the following amounts:  $12,097,500 to BMO Harris Bank, the Company’s senior secured lender; $600,000 to First Tek, Inc., a provider of subcontracted services to the Company (and an unsuccessful bidder for certain of its assets), consisting of $450,000 in service fees and $150,000 in break-up fees approved pursuant to the Bidding Procedures Order; and $562,500 in to Livingstone Partners, LLC, the Company’s investment bank, for services in connection with the marketing and sale of the Solutions Business and the Staffing Business.

The foregoing description of the Solutions Business Purchase Agreement, the Staffing Business Purchase Agreement and the Education Business Purchase Agreement does not purport to be a complete description of all of terms of these agreements and is qualified in its entirety by reference to the full text of each of the agreements, copies of which are set forth as Exhibit A to each of Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and incorporated herein by reference.

The Company continues to market its remaining operations, namely the staffing business operated by its wholly-owned subsidiary, Stratitude, Inc., and the Quadrant 4 Healthcare Business Unit.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains certain statements that are “forward-looking statements.” Those statements may include statements regarding the intent, belief or current expectations of the Company or its officers with respect to the Company’s planned sale of the QEDU Education Platform and its continued efforts to sell its remaining assets, among other matters. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Current Report will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Robert Steele
Robert H. Steele, Chief Executive Officer

Date:  August 24, 2017